Exhibit 99.1

GENERAL COMMUNICATION, INC. AND SUBSIDIARIES
SUPPLEMENTAL SCHEDULES
(Unaudited)
(Amounts in thousands)
	First Quarter 2012
		Wireline Segment
	Wireless		Business	Managed
	Segment	Consumer	Services	Broadband	Sub-total	Total
Revenues
Wireless	$29,444	6,046	663	-	6,709	36,153
Data	-	20,449	35,133	19,029	74,611	74,611
Video	-	29,022	3,120	-	32,142	32,142
Voice	-	11,260	12,204	5,537	29,001	29,001
Total	29,444	66,777	51,120	24,566	142,463	171,907

Cost of goods sold	12,571	18,490	19,280	6,519	44,289	56,860

Contribution	16,873	48,287	31,840	18,047	98,174	115,047

Less SG&A	3,864	32,227	15,936	10,955	59,118	62,982
Less other expense	-	-	-	131	131	131
EBITDA	13,009	16,060	15,904	6,961	38,925	51,934

Add share-based compensation	-	823	585	322	1,730	1,730
Add accretion	64	63	40	21	124	188
Add loss from noncontrolling interests	-	-	-	177	177	177
Add non-cash contribution	-	409	255	136	800	800
Adjusted EBITDA	$13,073	17,355	16,784	7,617	41,756	54,829

	Second Quarter 2012						Six Months Ended June 30, 2012
		Wireline Segment						Wireline Segment
	Wireless		Business	Managed			Wireless		Business	Managed
	Segment	Consumer	Services	Broadband	Sub-total	Total	Segment	Consumer	Services	Broadband	Sub-total	Total
Revenues
Wireless	$30,360	6,847	791	-	7,638	37,998	$59,804	12,893	1,454	-	14,347	74,151
Data	-	21,523	34,308	21,717	77,548	77,548	-	41,972	69,441	40,746	152,159	152,159
Video	-	29,235	3,236	-	32,471	32,471	-	58,257	6,356	-	64,613	64,613
Voice	-	10,399	12,279	5,409	28,087	28,087	-	21,659	24,483	10,946	57,088	57,088
Total	30,360	68,004	50,614	27,126	145,744	176,104	59,804	134,781	101,734	51,692	288,207	348,011

Cost of goods sold	13,970	19,309	18,996	5,798	44,103	58,073	26,541	37,799	38,276	12,317	88,392	114,933

Contribution	16,390	48,695	31,618	21,328	101,641	118,031	33,263	96,982	63,458	39,375	199,815	233,078

Less SG&A	3,864	31,075	15,263	9,846	56,184	60,048	7,728	63,302	31,199	20,801	115,302	123,030
Less other expense	-	-	-	(84)	(84)	(84)	-	-	-	47	47	47
EBITDA	12,526	17,620	16,355	11,566	45,541	58,067	25,535	33,680	32,259	18,527	84,466	110,001

Add share-based compensation	-	413	310	142	865	865	-	1,236	895	464	2,595	2,595
Add accretion	64	44	29	15	88	152	128	107	69	36	212	340
Add loss from noncontrolling interests	-	-	-	177	177	177	-	-	-	354	354	354
Add non-cash contribution	-	82	51	27	160	160	-	491	306	163	960	960
Adjusted EBITDA	$12,590	18,159	16,745	11,927	46,831	59,421	$25,663	35,514	33,529	19,544	88,587	114,250

GENERAL COMMUNICATION, INC. AND SUBSIDIARIES
SUPPLEMENTAL SCHEDULES
(Unaudited)
(Amounts in thousands)
	Third Quarter 2012						Nine Months Ended September 30, 2012
		Wireline Segment						Wireline Segment
	Wireless		Business	Managed			Wireless		Business	Managed
	Segment	Consumer	Services	Broadband	Sub-total	Total	Segment	Consumer	Services	Broadband	Sub-total	Total
Revenues
Wireless	$32,262	6,448	688	-	7,136	39,398	$92,066	19,341	2,142	-	21,483	113,549
Data	-	21,379	36,060	22,685	80,124	80,124	-	63,351	105,501	63,431	232,283	232,283
Video	-	28,394	3,142	-	31,536	31,536	-	86,651	9,498	-	96,149	96,149
Voice	-	9,896	12,221	5,319	27,436	27,436	-	31,555	36,704	16,265	84,524	84,524
Total	32,262	66,117	52,111	28,004	146,232	178,494	92,066	200,898	153,845	79,696	434,439	526,505

Cost of goods sold	15,263	20,593	19,972	6,926	47,491	62,754	41,804	58,392	58,248	19,243	135,883	177,687

Contribution	16,999	45,524	32,139	21,078	98,741	115,740	50,262	142,506	95,597	60,453	298,556	348,818

Less SG&A	3,869	30,352	14,335	9,672	54,359	58,228	11,597	93,654	45,534	30,473	169,661	181,258
Less other expense	-	-	-	(164)	(164)	(164)	-	-	-	(117)	(117)	(117)
EBITDA	13,130	15,172	17,804	11,570	44,546	57,676	38,665	48,852	50,063	30,097	129,012	167,677

Add share-based compensation	-	674	487	234	1,395	1,395	-	1,910	1,382	698	3,990	3,990
Add accretion	64	70	44	23	137	201	192	177	113	59	349	541
Add loss from noncontrolling interests	-	-	-	177	177	177	-	-	-	531	531	531
Adjusted EBITDA	$13,194	15,916	18,335	12,004	46,255	59,449	$38,857	50,939	51,558	31,385	133,882	172,739

	Fourth Quarter 2012						Twelve Months Ended December 31, 2012
		Wireline Segment						Wireline Segment
	Wireless		Business	Managed			Wireless		Business	Managed
	Segment	Consumer	Services	Broadband	Sub-total	Totals	Segment	Consumer	Services	Broadband	Sub-total	Totals
Revenues
Wireless	$32,679	7,075	739	-	7,814	40,493	$124,745	26,416	2,881	-	29,297	154,042
Data	-	23,115	38,406	23,131	84,652	84,652	-	86,466	143,907	86,562	316,935	316,935
Video	-	28,655	3,344	-	31,999	31,999	-	115,306	12,842	-	128,148	128,148
Voice	-	9,614	11,558	5,360	26,532	26,532	-	41,169	48,262	21,625	111,056	111,056
Total	32,679	68,459	54,047	28,491	150,997	183,676	124,745	269,357	207,892	108,187	585,436	710,181

Cost of goods sold	16,933	22,102	22,096	8,683	52,881	69,814	58,737	80,494	80,344	27,926	188,764	247,501

Contribution	15,746	46,357	31,951	19,808	98,116	113,862	66,008	188,863	127,548	80,261	396,672	462,680

Less SG&A	3,878	31,637	15,689	10,786	58,112	61,990	15,475	125,291	61,223	41,259	227,773	243,248
Less other expense	-	-	-	115	115	115	-	-	-	(2)	(2)	(2)
EBITDA	11,868	14,720	16,262	8,907	39,889	51,757	50,533	63,572	66,325	39,004	168,901	219,434

Add share-based compensation	-	502	370	178	1,050	1,050	-	2,412	1,752	876	5,040	5,040
Add accretion	77	(55)	(36)	(19)	(110)	(33)	269	122	77	40	239	508
Add loss from noncontrolling interests	-	-	-	336	336	336	-	-	-	867	867	867
Add non-cash contribution	-	-	-	-	-	-	-	491	306	163	960	960
Adjusted EBITDA	$11,945	15,167	16,596	9,402	41,165	53,110	$50,802	66,597	68,460	40,950	176,007	226,809